VIEMED HEALTHCARE RAISES FIRST QUARTER GUIDANCE AND PROVIDES UDPATE ON OPERATIONS AND RESPONSE TO COVID-19 VIRUS

Lafayette, Louisiana (April 6, 2020) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (TSX: VMD.TO and NASDAQ:VMD), a home medical equipment supplier that provides post-acute respiratory care services in the United States, announced today that it is increasing its previously issued net revenue guidance for the first quarter of 2020. In addition, the Company is providing an update on current operations and response to the growing number of COVID-19 cases around the country.

As previously disclosed, in response to the COVID-19 virus, the Company began modifying its clinical protocols to limit unnecessary patient encounters in order to ensure the safety of its employees as well as the safety of its patients. At this time, these measures do not appear to be negatively impacting the Company’s patient attrition rate. The Company’s current ability to assess potential patients in hospitals varies by hospital and city, but overall the Company’s business of setting up new patients in the home is continuing.

Additionally, the Company is working with various governmental agencies and health systems around the country to assist in the response to the COVID-19 virus. The Company continues to be a resource to help transition patients with chronic respiratory failure, amongst other disease states, out of the hospital quicker in order to free up valuable hospital beds for COVID-19 patients. The Company is working to source equipment for third parties to be used in acute facilities to assist COVID-19 patients, and is preparing to mobilize certain of its therapists to educate other clinicians on ventilators as well as to provide critical care in the facilities that need this assistance. The Company is actively fulfilling equipment orders in the more severely COVID-19 impacted areas of Louisiana and New York, and continues to work with these states and others to help during this pandemic.

As mentioned above, the Company has fulfilled some of the orders that have been received to date, and anticipates fulfilling a larger amount during the second quarter. The Company continues to receive new equipment, and has been utilizing a portion of its existing equipment to assist with the immediate COVID-19 crisis while continuing to meet the needs of its patient base. As a result of these sales of new equipment, the Company is revising its previously issued guidance and currently estimates that first quarter 2020 net revenues will be approximately $23.7 to $23.9 million. Additionally, sales of previously used equipment will be recognized in gain on disposal of property and equipment in the Company's financial statements and is currently estimated to be approximately $1.4 to $1.5 million. Second quarter guidance based on this growing demand is expected to be provided during May in conjunction with the reporting of the Company’s first quarter results. The extent and duration of the effect of these additional sales on our operational and financial performance will depend on future developments, including the duration, spread and intensity of the outbreak and actions taken by the government and private business to attempt to contain the COVID-19 virus, all of which are uncertain and difficult to predict considering the rapidly evolving landscape.

“I am very proud to see that the quick actions we have taken so far appear to be keeping our growing patient base comfortable in their homes and our employees safe, and there appears to be only positive impacts from our modifications of the treatment regimens,” said Casey Hoyt, Viemed CEO. “We recognize that being one of the largest home-based ventilator companies in the country puts us in a unique position to help with the current pandemic. We have long said our ventilator inventory and our network of respiratory therapists around the country are our two largest assets. Our team is working tirelessly on all potential solutions to help the government and health systems during this COVID-19 crisis.”

ABOUT VIEMED HEALTHCARE, INC.

Viemed, through its indirect wholly-owned subsidiaries Sleep Management, L.L.C. and Home Sleep Delivered, L.L.C., is a home medical equipment supplier that provides post-acute respiratory care services in the United States. Sleep Management, L.L.C. focuses on disease management and improving the quality of life for respiratory patients through clinical excellence, education, and technology. Its service offerings are based on effective home treatment with respiratory care practitioners providing therapy and counseling to patients in their homes using cutting edge technology. Home Sleep Delivered, L.L.C. focuses on providing in-home sleep testing for sleep apnea sufferers. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, or “believes”, “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the impact of the COVID-19 virus and the Company's response to the COVID-19 virus on the Company’s business and results of operation, including the Company's guidance for net revenue and gain on disposal of property and equipment for the first quarter of 2020, and the Company’s ability to source equipment and to mobilize certain of its therapists to assist in the response to the COVID-19 virus, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; the Company may be subject to significant capital requirements and operating risks; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of shares in the capital of the Company; the Company’s novel business model; the risk that the clinical application of treatments that demonstrate positive results in a study may not be positively replicated or that such test results may not be predictive of actual treatment results or may not result in the adoption of such treatments by providers; the state of the capital markets; the availability of funds and resources to pursue operations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the impact of the previously disclosed restatement and correction of our previously issued financial statements; the previously disclosed identified material weakness in our internal control over financial reporting and our ability to remediate that material weakness; the initiation of legal or regulatory proceedings with respect to the restatement and corrections; the adverse effects on our business, results of operations, financial condition and stock price, as a result of the restatement and correction process; the Company’s status as an emerging growth company and a foreign private issuer; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, such as the recent COVID-19 outbreak, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.